UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
__________________

Date of Report (Date of earliest event reported): December 30, 2010

ASIARIM CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	-------------	83-0500896
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 1601, 16/F Jie Yang Building, 271 Lockhart Road, Wanchai, Hong Kong	n/a
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	+852 9500-7299
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 30, 2010, the Board unanimously adopted a Code of Ethics (the "Code") applicable to all employees, officers and directors of the Company. The Code is intended to promote ethical conduct and compliance with laws and regulations, to provide guidance with respect to the handling of ethical issues, to implement mechanisms to report unethical conduct, to foster a culture of honesty and accountability, to deter wrongdoing, and to ensure fair and accurate financial reporting. A copy of the Code is attached to this current report on Form 8-K as Exhibit 14.1. The Code will also be placed on the Company's website as soon as practicable.

Item 9.01	Financial Statements And Exhibits
(d)	Exhibits

Exhibit No.	Description	Location
---------------	----------------------------------------	------------------
Exhibit 14.1	Code of Ethics	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2011	ASIARIM CORPORATION
By: /s/ Ben van Wijhe
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Name: Ben van Wijhe
Title: President and CEO